[EXHIBIT 10.7]
[LOAN AGREEMENT WITH SOUTHTRUST BANK, N.A.]


                               PROMISSORY NOTE

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Principal        Loan Date     Maturity      Loan No.    Call/Coll    Account    Officer   Initials
$205,327.00     03-12-2002    03-13-2005    0000250498    001/590   0955232160     LH4
---------------------------------------------------------------------------------------------------
          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.  Any item containing "***" has been omitted due to text length limitations.
---------------------------------------------------------------------------------------------------

Borrower: PET MED EXPRESS, IN.           Lender: SouthTrust Bank
          (SSN:65-0680967)                       West Palm Beach
          1441 SW 29th Ave.                      (Comm Loans - Ft. Lauderdale)
          POMPANO BEACH, FL 33069                225 N. Federal Highway
                                                 (8th Floor)
                                                 Pompano Beach, FL 33062
                                                 (561) 712-1001
==============================================================================

Principal                  Initial             Date of
Amount:   $205,327.00      Rate:   5.750%      Note:   March 12, 2002

PROMISE TO PAY. PET MED EXPRESS, INC. ("Borrower") promises to pay to SouthTrust Bank ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Five Thousand Three Hundred Twenty-seven & 00/100 Dollars ($295,327.00), together with interest on the unpaid principal balance from March 12, 2002, until paid in full.

PAYMENT. Subject to any payment changes resulting from changes in the Index, Borrower will pay this loan in 35 principal payments of $5,703.52 each and one final principal and interest payment of $5,729.31. Borrower's first principal payment is due April 13, 2002, and all subsequent principal payments are due on the same day of each month after that. In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning April 13, 2002, with all subsequent interest payments to be due on the same day of each month after that. Borrower's final payment due March 13, 2005, will be for all principal and all accrued interest not yet paid. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE: The interest rate on this Note is subject to change from time to time based on changes in an index which is the "base rate." The term "base rate" means the rate of interest designated by the Lender periodically as its Base Rate (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans and is set by Lender in its sole discretion. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notifying Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. The frequency of the rate change is further defined below in paragraph titled "VARIABLE RATE CHANGE FREQUENCY". Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.750% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the Index, resulting in an initial rate of 5.750% per annum. NOTICE:
Under no circumstances will the effective rate of interest on this Note be more than the maximum rate allowed by law.

PREPAYMENT. 	Borrower may pay without penalty all or a portion of
the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due and may result in Borrower's making fewer payments. Borrower agrees not to send Lender payments marked "paid in full", "without recourse" or similar language. If Borrower sends such a payment, Lender may accept it without losing any of the Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:
SouthTrust Bank, West Palm Beach (Comm Loans - Ft. Lauderdale), 225 N Federal Highway (8th Floor), Pompano Beach, FL 33062

LATE CHARGE. If payment is 10 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment of $10.00, whichever is greater.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note. Upon default, the total sum due under this Note will bear interest from the date of acceleration of maturity at the variable interest rate on this Note.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

   Payment Default. Borrower fails to make any payment when due under this Note.

   Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

   Default in Favor of Third Parties. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

   False statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

   Insolvency. The dissolution or termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

   Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by the creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

   Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, ore revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

   Change in Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower.

   Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

   Insecurity. Lender in good faith believes itself insecure.

   Cure provisions. If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.



        Exhibit 10.7 - Pg. 1


                              PROMISSORY NOTE
Loan No: 0000250498             (Continued)                    Page 2
______________________________________________________________________


ATTORNEY'S FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender the amount of these costs and expenses, which includes, subject to any limits under applicable law, Lender's reasonable attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER. Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other. (Initial Here /s/M.A.)

GOVERNING LAW. This Note will be governed by, construed and enforced in accordance with federal law and the laws of the State of Florida. This Note has been accepted by Lender in the State of Florida.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

COLLATERAL. Borrower acknowledges this Note is secured by SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART THEREOF.

CHANGE IN OWNERSHIP. Any aggregate change of twenty-five (25%) or more in the ownership of the common stock or other ownership interest in Borrower in any period of 12 consecutive months shall constitute a default under this loan.

FINANCIAL STATEMENTS. Until this loan is paid in full, Borrower will furnish to Lender, as soon as available but in any event within 120 days after the end of each fiscal year, Borrower's balance sheet and statements of income, cash flows and changes in capital for the fiscal year just ended, setting forth in comparative form the corresponding figures for the prior year, together with accompanying schedules and footnotes. If the financial statements were compiled or certified by a public accountant, Borrower will also furnish Lender the accountant's letter accompanying financial statements. Borrower will furnish to Lender, as soon as available but in any event within 30 days after the end of the first three quarters of Borrower's fiscal year, Borrower's balance sheet and profit and loss statement for the quarter just ended. All financial reports provided to Lender will be certified in writing by the chief executive officer, chief financial officer, managing partner or comparable financial officer of Borrower to be true and complete to the best of his or her knowledge and belief and to have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with the financial statements previously furnished to Lender or, if not so prepared, setting forth the manner in which the financial statements depart therefrom. Borrower will furnish Lender, within 30 days after Lender's request therefore, a copy of the federal income tax return most recently filed by Borrower. Borrower will cause each guarantor or endorser of this loan to furnish to Lender, within 30 days after Lender's request therefore, a current financial statement of such guarantor or endorser in form acceptable to Lender and a copy of the federal income tax return most recently filed by such guarantor or endorser.

OBLIGATION TO DEVELOP BUSINESS PLAN. Before approving this loan, Lender required Borrower to furnish
Lender with financial statements and other information concerning the financial history and the future prospects of Borrower's business. Lender requested and reviewed that information solely to enable it to make a decision whether to extend credit. Borrower understands that Lender has not necessarily approved Borrower's business plan and has not undertaken any duty or obligation to advise borrower on business matters now or in the future. Lender is not a financial or business advisor, and Borrower will not look to Lender for business advice. Lender's role is solely that of a Lender, and Borrower's relationship with Lender is that of debtor and creditor. Lender expressly disclaims any fiduciary or other duties or obligations to Borrower except those expressly provided in the written loan documents signed by Lender.

NO ORAL AGREEMENTS. Lender's agreement to lend, Borrower's obligation to repay the loan, and all other agreements between Lender and Borrower have been reduced to writing. This instrument and the other documents signed concurrently with it contain the entire agreement between Lender and Borrower. Any prior conversations and discussions that Lender or Borrower may have had concerning the transaction are not binding unless reflected in the written loan documents. Borrower acknowledges that the loan documents reflect everything the Lender has agreed to do or not to do in connection with this transaction.

COMMERCIAL PURPOSES. Borrower intends to use the loan proceeds solely for business or commercial related purposes and under no circumstances will such proceeds be used for personal, family or household purposes.

VARIABLE RATE FREQUENCY. The interest rate change will occur each day the Index Rate changes. This change will not occur more often than once each day.

CROSS DEFAULT CLAUSE. IT IS UNDERSTOOD AND AGREED THAT IN THE EVENT A DEFAULT EXISTS UNDER THE LOANS HELD BY THE LENDER IN WHICH PET MED EXPRESS INC. IS BORROWER THEREUNDER, THEN THE LENDER MAY, AT ITS OPTION, DECLARE THE ENTIRE ENDEBTEDNESS EVIDENCED HEREBY IMMEDIATELY DUE AND PAYABLE.

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

NOTIFY US OF INACCURATE INFORMATION WE REPORT TO CONSUMER REPORTING AGENCIES. Please notify us if we report any inaccurate information about your account(s) to a consumer reporting agency. Your written notice describing the specific inaccuracy(ies) should be sent to us at the following address: SouthTrust Bank, West Palm Beach (Comm Loans - Ft. Lauderdale), 225 N Federal Highway (8th Floor), Pompano Beach, FL 33062

GENERAL PROVISIONS. If any part of this Note cannot be enforced, this fact will not affect the rest of the Note. Borrower does not agree or intend to pay, and Lender does not agree or intend to contract for, charge, collect, take, reserve or receive (collectively referred to herein as "charge or collect"), any amount in the nature of interest or in the nature of a fee for this loan, which would in any way or event (including demand, prepayment, or acceleration) cause Lender to charge or collect more for this loan than the maximum Lender would be permitted to charge or collect by federal law or the law of the State of Florida (as applicable). Any such excess interest or unauthorized fee shall, instead of anything stated to the contrary, be applied first to reduce the principal balance of this loan, and when the principal has been paid in full, be refunded to Borrower. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint and several.


PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE
PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INITEREST RATE
PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE.

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS PROMISSARY
NOTE.

BORROWER:

PET MED EXPRESS, INC.

By:___________/s/Mendo Akdag________________
   MENDO AKDAG, CEO of PET MED EXPRESS, INC.



        Exhibit 10.7 - Pg. 2



                            Schedule A
                         (Loan Covenants)

To induce SouthTrust Bank (herein referred to as "Lender") to make the loan pursuant to the Note (attached hereto) Pet Med Express, Inc., (herein referred to as "Borrower") and each guarantor hereby covenant and agree, that so long as any indebtedness whatsoever due and owing from Borrower to Lender shall remain outstanding and until full and final payment of all outstanding indebtedness due and owing from Borrower to Lender, unless the Lender waives compliance in writing, Borrower and each Guarantor shall comply with the following covenants:

1.	Borrower shall provide to Lender a) Audited Fiscal Year End
Financial Statements of Borrower, in form and substance acceptable to Lender, as soon as available and in any event no later than one hundred twenty (120) days following the end of the fiscal year of Borrower . b) Compiled quarterly Interim Financial Statements within forty five (45) days of quarter end.

2.	Guarantor shall provide to Lender a) Personal Financial
Statements annually, in form and substance to lender, as soon as available but in any event no later than one hundred twenty (120) days following year end. B0 Personal Guarantor Tax Returns annually within fifteen (15) days of filing.

3.	Borrower shall maintain an "all-risk" casualty insurance and flood insurance policy insuring its property, covering full replacement cost of said property and written through a company and in an amount acceptable to Lender. Policy must provide at least 30-days written notice of any cancellation, modification or non-renewal of coverage, which must be in effect through the term of the loan. Insurance premiums are required to be paid in full by the required due dates with evidence of same provided to Lender.

4. Borrower shall not create or incur any future indebtedness except from SouthTrust Bank. Borrower shall not merge, consolidate or transfer assets. Borrower shall not guarantee or become contingently liable for any future debt. Borrower shall not make any future loans.

5.	This agreement shall be binding upon the parties hereto, their respective heirs, personal representatives, successors and permitted assigns.

Agreed to this 12 day of March, 2002.

BORROWER:

Pet Med Express, Inc.

By:____/s/Mendo Akdag________
   Mendo Akdag, CEO

By:___/s/Marc Puleo__________
   Marc Puleo, Guarantor

LENDER:

SouthTrust Bank

____/s/Antonio Coley_________
Antonio Coley, Vice President



        Exhibit 10.7 - Pg. 3


                          COMMERCIAL SECURITY AGREEMENT

---------------------------------------------------------------------------------------------------
Principal        Loan Date     Maturity      Loan No.    Call/Coll    Account    Officer   Initials
$205,327.00     03-12-2002    03-13-2005    0000250498    0001/590  0955232160     LH4
---------------------------------------------------------------------------------------------------
          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.  Any item containing "***" has been omitted due to text length limitations.
---------------------------------------------------------------------------------------------------

Grantor:  PET MED EXPRESS, IN.           Lender: SouthTrust Bank
          (SSN:65-0680967)                       West Palm Beach
          1441 SW 29th Ave.                      (Comm Loans - Ft. Lauderdale)
          POMPANO BEACH, FL 33069                225 N. Federal Highway
                                                 (8th Floor)
                                                 Pompano Beach, FL 33062
                                                 (561) 712-1001

==============================================================================


THIS COMMERCIAL SECURITY AGREEMENT dated March 12, 2002, is made and executed between PET MED EXPRESS, INC. ("Grantor") and SouthTrust Bank ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means the following described property, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located, in which Grantor is giving Lender a security interest for the payment of the Indebtedness and performance of all other obligations under the Note of this Agreement:

	SEE EXHIBIT "A" ATTACHED HERETO AND MADE A PART THEREOF.

In addition, the word "Collateral" also includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

   (A) All accessions, attachments, accessories, tools, parts, supplies, replacements of and additions to any of the collateral described herein, whether added now or later.

   (B) All products and produce of any property described in this Collateral section.

   (C) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease or other disposition of any of the property described in this Collateral section.

   (D) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section, and sums due from a third party who has damaged or destroyed the Collateral or from that party's insurer, whether due to judgment, settlement or other process.

   (E) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

Despite any other provision of this Agreement, Lender is not granted, and will not have, a nonpurchase security interest in household goods, to the extent such a security interest would be prohibited by applicable law. In addition, if because of the type of any Property, Lender is required to give a notice of the right to cancel under Truth in Lending for the Indebtedness, then Lender will not have a security interest in such Collateral unless and until such a notice is given.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lenders option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

GRANTOR'S REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE
COLLATERAL. With respect to the Collateral, Grantor represents and promises to Lender that:

   Perfection of Security Interest. Grantor agrees to execute financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender.

   Notices to Lender. Grantor will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (1) change in Grantor's name; (2) change in Grantor's assumed business names(s); (3) change in the management of the Corporation Grantor; (4) change in the authorized signer(s); (5) change in Grantor's principal office address; (6) change in Grantor's state of organization; (7) conversion of Grantor to a new or different type of business entity; or (8) change in any other aspect of Grantor that directly or indirectly relates to any agreements between Grantor and Lender. No change in Grantor's name or state of organization will take effect until after Lender has received notice.

   No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and is certificate or articles of incorporation and bylaws do no prohibit any term or condition of this agreement.

   Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, as defined by the Uniform Commercial Code, the Collateral is enforceable in accordance with its terms, is genuine, and fully complies with all applicable laws and regulations concerning form, content and matter of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. There shall be no setoffs or counterclaims against any of the Collateral, and no agreement shall have been made under which any deductions or discounts may be claimed concerning the Collateral except those disclosed to the Lender in writing.

   Location of the Collateral. Except in the ordinary course of Grantor's business, Grantor agrees to keep the Collateral at Grantor's address shown above or at such other locations acceptable to Lender. Upon Lender's request, Grantor will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (1) all real property Grantor owns or is purchasing; (2) all real property Grantor is renting or leasing; (3) all storage facilities Grantor owns, rents, leases, or uses; and (4) all other properties where Collateral is or may be located.

   Removal of the Collateral. Except in the ordinary course of Grantor's business, Grantor shall not remove the Collateral from its existing location without Lender's prior written consent. Grantor shall, whenever requested, advise Lender of the exact location of the Collateral.

   Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, or as otherwise provided for in this Agreement, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or interests even if junior in right to the security interest granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingles with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale of other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

   Title. Grantor represents and warrants to Lender that Grantor holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

   Repairs and Maintenance. Grantor agrees to keep and maintain, and to cause others to keep and maintain, the Collateral in good order, repair and condition at all times while this Agreement remains in effect. Grantor further agrees to pay when due all claims for work done on, or services rendered or material furnished in connection with the Collateral so that no lien or encumbrance may ever attach to or be


        Exhibit 10.7 - Pg. 4


                    COMMERCIAL SECURITY AGREEMENT
Loan No: 0000250498        (Continued)                          Page 2
______________________________________________________________________


   filed against the Collateral.

   Inspection of Collateral. Lender and Lender's designated representatives and agents shall have the right at all reasonable times to examine and insect the Collateral wherever located.

   Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien of Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender's cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, reasonable attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings. Grantor further agrees to furnish Lender with evidence that such taxes, assessments, and governmental and other charges have been paid in full and in a timely manner. Grantor my withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized.

   Compliance with Governmental Requirements. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

   Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used in violation of any Environmental Laws or for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any Hazardous Substance. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for Hazardous Substances. Grantor hereby (1) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any Environmental Laws, and (2) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. The obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

   Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor ay any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if Lender so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

   Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, included accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disburses within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

   Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen
   (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before the payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

   Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (1) the name of the insurer; (2) the risks insured;
   (3) the amount of the policy; (4) the property insured; (5) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (6) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

   Financing Statements. Grantor authorizes Lender to files a UCC-1 financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute financing statements and documents of the title in Grantor's name and to execute all documents necessary to transfer title if there is a default. Lender may file a copy of the Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interest, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand;
(B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either
(1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:


        Exhibit 10.7 - Pg. 5


                    COMMERCIAL SECURITY AGREEMENT
Loan No: 0000250498        (Continued)                          Page 3
______________________________________________________________________


   Other Defaults. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

   Default in Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents.

   False Statements. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf under this Agreement or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

   Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time for any reason.

   Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

   Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by the creditor of Grantor or by any governmental agency against any collateral securing the loan. This includes a garnishment of any Grantor's accounts, including deposit accounts, with Lender. However, this

   Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

   Events Affecting Guarantor. Any of the preceding events occurs with respect to Guarantor of any Indebtedness or Guarantor dies or becomes incompetent, ore revokes or disputes the validity of, or liability under, any guaranty of the indebtedness.

   Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of this Note is impaired.

   Insecurity. Lender in good faith believes itself insecure.

   Cure provisions. If any default, other than a default in payment is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event or Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Florida Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies.

   Accelerate Indebtedness. Lender may declare the entire
   Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

   Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take other such goods, provided the Lender makes reasonable efforts to return them to Grantor after repossession.

   Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in Lender's own name or that of Grantor. Lender May sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor, and all other persons required by law, reasonable notice of the time and place of any pubic sale. The requirements of reasonable notice shall be met if such notice is given at lease ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from the date of expenditure until repaid.

   Appoint Receiver. In the event of a suit being instituted to foreclose this Agreement, Lender shall be entitled to apply at any time pending such foreclosure suit to the court having jurisdiction thereof, from whatsoever source. The parties agree that the court shall forthwith appoint such receiver with the usual powers and duties of receivers in the cases. Such appointment shall be made by the court as a matter of strict right t Lender and without notice to Grantor, and without reference to the adequacy or inadequacy of the value of the Collateral, or to Grantor's solvency or any other party defendant to such suit. Grantor hereby specifically waives the right to object to the appointment of a receiver and agrees that such appointment shall be made as admitted equity and as a matter of absolute right to Lender, and consents to the appointment of any officer or employee of Lender as receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Collateral, with the power to protect and preserve the Collateral, to operate the Collateral, to operate the Collateral preceding foreclosure or sale, and to collect the Rents from the Collateral and apply the proceeds, over and above the cost of receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Collateral exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

   Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income and revenues from the Collateral. Lender may at any time in Lender's discretion transfer any Collateral into Lender's own name or that of Lender's nominee and receive the payments, rents, income and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, choses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to may payments directly to Lender.

   Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

   Other Rights and Remedies. Lender shall have all the rights and remedies of a secured creditor under the provision of the Uniform Commercial Code, as my be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

   Election of Remedies. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.


        Exhibit 10.7 - Pg. 6


                    COMMERCIAL SECURITY AGREEMENT
Loan No: 0000250498        (Continued)                          Page 4
______________________________________________________________________


ADDITIONAL CROSS COLLATERALIZATION. In addition to the Note, this Agreement secures all obligations, debts and liabilities, plus interest thereon, of Borrower or Grantor to Lender, or any one or ore of them, as well as all claims by Lender against Borrower or Grantor or any on or more of them, whether now existing or hereafter arising, whether related or unrelated to the purpose of the Note, whether voluntary or otherwise, whether due or not due, direct or indirect, determined or undetermined, absolute or contingent, liquidated or unliquidated whether Borrower or Grantor may be liable individually or jointly with others, whether obligated as guarantor, surety, accommodation party or otherwise, and whether recovery upon such amounts may be or hereafter may become barred by any statue of limitations, and whether the obligation to repay such amounts may be or hereafter may become otherwise enforceable.

CROSS DEFAULT CLAUSE. IT IS UNDERSTOOD AND AGREED THAT IN THE EVENT A DEFAULT EXISTS UNDER THE LOANS HELD BY THE LENDER IN WHICH PET MED EXPRESS, INC. IS BORROWER THEREUNDER, THEN THE LENDER MAY, AT ITS OPTION, DECLARE THE ENTIRE INDEBTEDNESS EVIDENCED HEREBY IMMEDIATELY DUE AND PAYABLE.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this agreement:

   Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth on this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

   Attorneys' Fees; Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's reasonable attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's reasonable attorneys' fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

   Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

   Governing Law. This agreement will be governed by, construed and enforced in accordance with federal law and the laws of the Stare of Florida. This Agreement has been accepted by Lender in the State of Florida.

   No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

   Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving written notice to the other parties, specifying that the purpose of the notice is the change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

   Power of Attorney. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral.

   Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable s to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

   Successors and Assigns. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement or liability under the Indebtedness.

   Survival of Representations and Warranties. All representations, warranties, and agreements made by Grantor in this Agreement shall survive the execution and delivery of this Agreement, shall be continuing in nature, and shall remain in full force and effect until such time as Grantor's Indebtedness shall be paid in full.

   Time is of the Essence. Time is of the essence in the performance of this Agreement.

   Waive Jury. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party. (Initial here /s/M.A.)

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code.

   Agreement. The word "Agreement" means this Commercial Security Agreements, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

   Borrower. The word "Borrower" means PET MED EXPRESS, INC., and all other persons and entities signing the note in whatever capacity.

   Collateral. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

   Default. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

   Environmental Laws. The words "Environmental Laws" mean any and all state, federal and local statutes, regulations and ordinances relating to the protection of human health or the environment, including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
   Section 6901, et seq., or other applicable state or federal laws, rules or regulations adopted pursuant thereto.

   Event of Default. The words "Event of Default" mean any of the events of default set forth in this Agreement in the default section of this Agreement.

   Grantor. The word "Grantor" means PET MED EXPRESS, INC.

   Guarantor. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the Indebtedness.

   Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.


        Exhibit 10.7 - Pg. 7


                    COMMERCIAL SECURITY AGREEMENT
Loan No: 0000250498        (Continued)                          Page 5
______________________________________________________________________


   Hazardous Substances. The words "Hazardous Substances" mean materials that, because of their quantity, concentration or physical, chemical or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words "Hazardous Substances" are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term "Hazardous Substances" also includes, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos.

   Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

   Lender. The word "Lender" means SouthTrust Bank, its successors and assigns.

   Note. The word "Note" means the Note executed by PET MED EXPRESS, INC. in the principal amount of $205, 327.00 dated March 12, 2002, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

   Property. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

   Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED MARCH 12, 2002.

GRANTOR

PET MED EXPRESS, INC.

By:_____/s/Mendo Akdag______________________
   MENDO AKDAG, CEO of PET MED EXPRESS, INC.



        Exhibit 10.7 - Pg. 8



UCC FINANCING STATEMENT
FOLLOW THE INSTRUCTIONS (front and back)  CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional]

B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

	SouthTrust Bank
	1700 Palm Beach Lakes Blvd
	Suite 600
        West Palm Beach, FL 33401
                                                     THE SPACE ABOVE IS FOR
                                                     FILING OFFICE USE ONLY
____________________________________________________________________________

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or
   1b) - do not abbreviate or combine names

   1a. ORGANIZATION'S NAME

       PET MED EXPRESS, INC.   (Loan #0955232160-250498)
OR _________________________________________________________________________

   1b. INDIVIDUAL'S LAST NAME      FIRST NAME              MIDDLE NAME
       SUFFIX
____________________________________________________________________________

   1c. MAILING ADDRESS          CITY          STATE    POSTAL CODE   COUNTRY
       1441 SW 29TH AVE      POMPANO BEACH      FL      33069          USA
____________________________________________________________________________

   1d. TAX ID#. SSN OR EIN      ADD'L INFO RE   1e. TYPE OF ORGANIZATION
                                ORGANIZATION
           65-0680967           DEBTOR                  Corporation
   _________________________________________________________________________

   1f. JURISDICTION OR ORGANIZATION     1g. ORGANIZATIONAL ID #, if any

                 FL                                    N/A          [ ] NONE
____________________________________________________________________________


2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

   2a. ORGANIZATION'S NAME

OR _________________________________________________________________________

   2b. INDIVIDUAL'S LAST NAME      FIRST NAME              MIDDLE NAME
       SUFFIX
____________________________________________________________________________

   2c.   MAILING ADDRESS        CITY          STATE    POSTAL CODE   COUNTRY
____________________________________________________________________________

   2d.   TAX ID#. SSN OR EIN    ADD'L INFO RE   2e. TYPE OF ORGANIZATION
                                ORGANIZATION
                                DEBTOR
   _________________________________________________________________________

   2f.   JURISDICTION OR ORGANIZATION     2g. ORGANIZATIONAL ID #, if any

                                                                    [ ] NONE
____________________________________________________________________________

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P - insert only one secured party name (3a or 3b)

   3a. ORGANIZATION'S NAME

       SouthTrust Bank
OR _________________________________________________________________________

   3b. INDIVIDUAL'S LAST NAME      FIRST NAME              MIDDLE NAME
       SUFFIX
   _________________________________________________________________________

   3c. MAILING ADDRESS          CITY          STATE    POSTAL CODE   COUNTRY

       225 N Federal Highway  POMPANO BEACH     FL        33062
       (8th Floor)
____________________________________________________________________________


4. This FINANCING STATEMENT covers the following collateral:

   SEE ATTACHED EXHIBIT "A" ATTACHED HERETO AND MADE A PART THEREOF.








____________________________________________________________________________

5. ALTERNATIVE DESIGNATION [if applicable]:

   [ ] LESSEE/LESSOR  [ ] CONSIGNEE/CONSIGNOR  [ ] BAILEE/BAILOR
   [ ] SELLER/BUYER   [ ] AG.LIEN              [ ] NON-UCC FILING
____________________________________________________________________________

6. [X] THIS FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS

   Attach Addendum      [if applicable]
____________________________________________________________________________

7. Check to REQUEST SEARCH REPORT (S) on Debtor(s)
   [ADDITIONAL FEE]        [optional]

   [ ] All debtors    [ ] Debtor 1             [ ] Debtor 2
____________________________________________________________________________

8. OPTIONAL FILER REFERENCE DATA

   FLORIDA DOCUMENTARY STAMP TAX HAS BEEN PAID.
____________________________________________________________________________

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1)
(REV. 07/29/98)
                                 Harland Financial Solutions
                                 400 S.W. 6th Avenue, Portland, Oregon 97204



        Exhibit 10.7 - Pg. 9

                                   EXHIBIT A

Qty   Prod #       Description
 1    A4902A       HP9000 Std Rack System E41                   2     A3583A 0D1      Factory integrated
 1    A3639C       HP server rp7400 Ent. Server Solution        1     B6951BA         OV Omniback II Cell Mgr HP-UX, LTU only
 6    A6688A       750 MHz PA8700 CPU 2.25MB cache              1     B6951BA  3Y6    Three Years of System Support Option
 6    A6688A 0D1   Factory integrated                           1     B6960AA         OV OB 3.5 all Media, Manuals HP-UX / Win
 3    A6689A       Processor Support Mod. for 650, 750 CPUs     1     C4315A          SMART Field Int. DVD-ROM module
 3    A6689A 0D1   Factory integrated                           1     C4317A          Smart Field Int half-ht Enclosure
 4    A4923A       1024MB High Density SyncDRAM Memory Mod      1     C7745RA         HP SureStore DLT Autoldr 1/9 HVDS Rk
 4    A4923A 0D1   Factory integrated                           1     C7745RA ABA     U.S. - English localization
 1    A4882A       HP server rp74X0 Memory Carrier Board        1     A3401A          SCSI Cables for HP Storage Solutions
 1    A4882A 0D1   Factory integrated                           1     A3401A 812      2.5 M VHDCI to 68 pin HD SCSI cable
 2    A6739A       18GB HotPlug Ultra160 SCSI LP Disk           1     C2972A          SCSI Terminator Active SE HDTS68
 2    A6739A 0D1   Factory integrated                           9     C5141F          HP DLT/IV Data Cartridge,40/70/80GB,qty1
 2    A5158A       One Port PCI 2x Fibre Channel Adapter        1     C5142A          HP DLTtape cleaning cartridge 1 piece.
 2    A5158A 0D1   Factory integrated                           1     C7740R          HP Autoloader 1/9 Rackmount Kit
 1    A4800A       PCI FWD SCSI-2 card for HP 9000 Servers      1     H4405Y          24x7 System Support, Phone/Updates, 3yr
 1    A4800A 0D1   Factory integrated                           1     H4405Y 0BC      Manuals on CD-ROM
 2    A4926A       1000BaseSX PCI LAN Adapter                   1     H4405Y 447      Support -SMART Intgr Module
 2    A4926A 0D1   Factory integrated                           1     H4405Y 451      Support -HP SureStore DLT/LTO Autoloader
 1    A6735A       Racking Kit for HP server rp7400             1     H4405Y 615      Support - N4000/rp7400 Server Solution
 1    A6735A 0D1   Factory integrated                           6     H4405Y 616      Support - N4000/rp7400 CPU
 1    B7993AA      HP-UX Enterprise OE Server Media             2     H4405Y 699      For Internal Entitlement Purposes
 1    B7993AA UM9  HP-UX version 11i                            6     H4405Y 6M2      Support - Enterprise OE per processor
 1    B7993AA AAF  CD-ROM (disk only)                           1     H4405Y 8AE      Support - VA 7100 w/ Dual Controller
 1    B7993AA 0D1  Factory integrated                           9     H4405Y 8AL      Support-EntrprseClass18GB 15K RPM FC HDD
 1    B7993AA ABA  U.S. - English localization                  1     H4405Y AAF      CD-ROM (disk only)
 6    B9090AC      HP-UX Enterprise OE LTU 1 CPU w/ system      1     H4725A          Installation - System and Network
 1    A6262AZ VA   7100 Dual Cntl,512MB Cache Fact Inst         1     H4725A 562      Installation -Add-On Storage Component
 9    A6191A       Enterprise Class 18GB 15K RPM FC HDD.        1     H4725A 590      Install - Sure Store Autoloader SA
 9    A6191A 0D1   Factory integrated                           1     H4725A 594      Installation - SMART Storage Enclosure
 1    A6584A       PowerTrust II-MR 6.5 kW (9 kVA) UPS 230V     1     H4726A          Implementation or Network Configuration
 1    A6584A 009   6-50p Input w/PDP-2 Output US/Japan          1     H4726A 510      Installation -N-Class Server
 1    A6584A 0D1   Factory integrated                           9     H4726A 5CG      Installation - HP VA 18GB HDD
 1    A5543AZ      E41 Depth Ext. Kit, Factory Integrated       1     H4726A 5CM      Installation - HP VA7100, 512MB
 1    A5213AZ      Rear Door for Std. Rack System E41           1     A6749A          PCI 64 port serial MUX adapter
 2    A5137AZ      Modular Power Dist. Unit for std racks       1     A6749A 001      Port Module Accessory Kit
 2    A5137AZ A5N  250V/16Amp 2.5M PDU jumper cord C19/C20      1     A6749A 0D1      Factory integrated
 2    A3583A       Fbr Optic Cable 2m SC Duplex 50/125 M/M      1     J2485A          16 port RS-232 DB25 Port Module


        Exhibit 10.7 - Pg. 10


                          COMMERCIAL GUARANTY

---------------------------------------------------------------------------------------------------
Principal        Loan Date     Maturity      Loan No.    Call/Coll    Account    Officer   Initials
                                                         0001/590   0955232160     LH4
---------------------------------------------------------------------------------------------------
          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.  Any item containing "***" has been omitted due to text length limitations.
---------------------------------------------------------------------------------------------------

Borrower:  PET MED EXPRESS, IN.          Lender: SouthTrust Bank
           (SSN:65-0680967)                      West Palm Beach
           1441 SW 29th Ave.                     (Comm Loans - Ft. Lauderdale)
           POMPANO BEACH, FL 33069               225 N. Federal Highway
                                                 (8th Floor)
                                                 Pompano Beach, FL 33062
                                                 (561) 712-1001

Guarantor: MARC PULEO (SSN: ###-##-####)
           2727 N. ATLANTA BLVD.
           FT LAUDERDALE, FL 33308

==============================================================================

AMOUNT OF GURANTY. The amount of Guaranty is Unlimited.

CONTINUING UNLIMITED GUARANTY. For good and valuable consideration, MARC PULEO ("Guarantor") absolutely and unconditionally guarantees and promises to pay to SouthTrust Bank ("Lender") or its order, in legal tender of the United States of America, the Indebtedness (as that term is defined below) of PET MED EXPRESS, INC. ("Borrower") to Lender in the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability, the liability of Guarantor is unlimited and the obligations of Guarantor are continuing.

INDEBTEDNESS GUARANTEED. The Indebtedness guaranteed by this Guaranty includes any and all of Borrower's indebtedness to Lender and is used in the most comprehensive sense and means and includes any and all of Borrower's liabilities, obligations and debts to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabilities of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such Indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Borrower for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires or otherwise.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied an all of Guarantor's other obligations under this Guaranty shall have been performed in full. If Guarantor elects to revoke the Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at Lender's address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term, "new Indebtedness" does not include Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will continue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation is contingent, unliquidated, undetermined and not due and which later becomes absolute, liquidated, determined or due. This written notice of revocation, including any extensions, renewals, substitutions or modifications of the Indebtedness. All renewals, extensions, substitutions, and modifications of the Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and, specifically will not be considered to be new Indebtedness. This Guaranty shall bind Guarantor's estate as to Indebtedness created both before and after Guarantor's death or incapacity, regardless of Lender's actual notice of Guarantor's death. Subject to the foregoing, Guarantor's executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of Indebtedness covered by this Guaranty, and Guarantor specifically acknowledges and agrees that reductions in the amount of Indebtedness, even to zero dollars ($0.00), prior to Guarantor's written revocation of this Guaranty shall not constitute a revocation of this Guaranty. This Guaranty is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero dollars ($0.00).

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation thereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrower, to lease equipment or other goods to Borrower, or otherwise to extend additional credit to Borrower; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness (F) to apply such security agreement or deed or trust as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and
(H) to assign or transfer this Guaranty in whole or part.

GUARANTOR'S REPRESENTATION AND WARRANTIES. Guarantor represents and warrants to Lender that (A) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrower's request and not at the request of Lender; (C) Guarantor has full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor; (E) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (F) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantors financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantor's financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantor's financial condition;
(H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantor is pending or threatened; (I) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; and (J) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with the Borrower.

GURANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (A) to continue lending money or to extend other credits to Borrower; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, and surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (D) to proceed directly against or exhaust any collateral held by Lender from Borrower, or any other guarantor, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender's power; or (G) to commit any act or omission of any, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (A) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including


        Exhibit 10.7 - Pg. 11



                       COMMERCIAL GUARANTY
Loan No: 0000250498        (Continued)                          Page 2
______________________________________________________________________


without limitation, any loss of rights Guarantor may suffer by reason of any law limited, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statue of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced, there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (F) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or pubic policy.

SUBORDINATION OF BORROWER'S DEBTED TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be superior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender is hereby authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty.

   Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth on this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

   Attorneys' Fees; Expenses. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

   Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

   Governing Law. This Guaranty will be covered by, construed and enforced in accordance with federal law and the laws of the State of Florida. However, in the event that the enforceability or validity of any provision of this Guaranty is challenged or questioned, such provision shall be governed by whichever applicable state or federal law would uphold or would enforce such challenged or questioned provision. The loan transaction which is evidenced by the Note and this Guaranty has been applied for, considered, approved and made, and all necessary loan documents have been accepted by Lender in the State of Florida.

   Integration. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Lender harmless from all losses, claims, damages, and costs (including Lender's attorneys' fees) suffered or incurred by Lender as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph.

   Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been sued in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" includes their heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any Loan indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

   Notices. Any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by rantor, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantor shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled "DURATION OF GUARANTY." Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purpose, Guarantor agrees to keep Lender informed at all times of Guarantor's current address. Unless otherwise provided by applicable law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

   No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, not any other course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any Guarantor's obligations as to any future transactions. Whenever to consent of Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

   Successors and Assigns. Subject to any limitations stated in this Guaranty on transfer of Guarantor's interest, this Guaranty on transfer of Guarantor's interest, this Guaranty shall be binding upon and inure to the benefit of the parties, their successors and assigns.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code.

   Borrower. The word "Borrower" means PET MED EXPRESS, INC., and all other persons and entities signing the note in whatever capacity.

   Guarantor. The word "Guarantor" means each and every person or entity signing this Guaranty, including without limitation MARC


        Exhibit 10.7 - Pg. 12



                       COMMERCIAL GUARANTY
Loan No: 0000250498        (Continued)                          Page 3
______________________________________________________________________


   PULEO.

   Guaranty. The word "Guaranty" means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or part of the Note.

   Indebtedness. The word "Indebtedness" means Borrower's
   Indebtedness to Lender as more particularly described in this Guaranty.

   Lender. The word "Lender" means SouthTrust Bank, its successors and assigns.

   Note. The word "Note" means the promissory note dated March 12, 2002, in the original amount of %205, 327.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the promissory note or agreement.

   Related Documents. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARNATY IS DATED MARCH 12, 2002.

GUARANTOR:

/s/___Marc Puleo________
MARC PULEO, Individually


        Exhibit 10.7 - Pg. 13



           CORPORATE RESOLUTION TO BORROW / GRANT COLLATERAL

---------------------------------------------------------------------------------------------------
Principal        Loan Date     Maturity      Loan No.    Call/Coll    Account    Officer   Initials
$205,327.00     03-12-2002     03-13-2005   0000250498   0001/590   0955232160      LH4
---------------------------------------------------------------------------------------------------
          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.  Any item containing "***" has been omitted due to text length limitations.
---------------------------------------------------------------------------------------------------

Corporation:  PET MED EXPRESS, IN.       Lender: SouthTrust Bank
              (SSN:65-0680967)                   West Palm Beach
              1441 SW 29th Ave.                  (Comm Loans - Ft. Lauderdale)
              POMPANO BEACH, FL 33069            225 N. Federal Highway
                                                 (8th Floor)
                                                 Pompano Beach, FL 33062
                                                 (561) 712-1001

==============================================================================


I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE CORPORATION'S EXISTENCE. The complete and correct name of the Corporation is PET MED EXPRESS, INC. ("Corporation"). The Corporation is a corporation for profit which is, and at all times shall be, duly organized, validity existing, and in good standing under and by virtue of the laws of the State of Florida. The Corporation is duly authorized to transact business in all other states in which the Corporation is doing business. Specifically, the Corporation is, and at all times shall be, duly qualified as a foreign corporation in all states in which the failure to do so qualify would have a material adverse effect on its business or financial condition. The Corporation has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. The Corporation maintains an office at 1441 SW 29TH AVE, POMPANO BEACH, FL 33069. Unless the Corporation has designated otherwise in writing, the principal office is the office at which the Corporation keeps its books and records. The Corporation will notify Lender prior to any change in the location of the Corporation's state of organization or any change in the Corporation's name. The Corporation shall do all things necessary to preserve and to keep in full force and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statues, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Corporation and the Corporation's business activities.

RESOLUTIONS ADOPTED. At a meeting of the Directors of the Corporation, or if the Corporation is a close corporation having no Board of Directors then at a meeting of the Corporation's shareholders, duly called and held on ________________, at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

OFFICER. The following named person is an officer of PET MED EXPRESS,
IN.:

  NAMES         TITLES      AUTHORIZED      ACTUAL SIGNATURES
  -----         ------      ----------      -----------------
MENDO AKDAG      CEO            Y           /S/____Mendo Akdag_______

ACTIONS AUTHORIZED. The authorized person listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Corporation. Specifically, but without limitation, the authorized person is authorized, empowered, and directed to do the following for and on behalf of the Corporation:

   Borrow Money. To borrow, as a cosigner or other, from time to time from Lender, on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed, without limitation.

   Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of the Corporation's credit accommodations, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Corporation's indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancing, consolidations, or substitutions for one or more of the notes, or any other evidence of credit accommodations.

   Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

   Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under the pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, and chattel paper, or any other collateral, or any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.
   Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Corporation's account with Lender, or to cause such other disposition of the proceeds derived therefrom as he or she may deem advisable.

   Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the officer may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of this resolution.

ASSUMED BUSINESS NAMES. The Corporation has filed or recorded all documents or filings required by law relating to all assumed business names used by the Corporation. Excluding the name of the Corporation, the following is a complete list of all assumed business names under which the Corporation does business: None.

NOTICES TO LENDER. The Corporation will promptly notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change the Corporation's name; (B) change in the Corporation's assumed business name(s); (C) change in the management of the Corporation; (D) change in the authorized signer(s); (E) change in the Corporation's principal office address; (F) change in the Corporation's state of organization;
(G) conversion of the Corporation to a new or different type of business entity; or (H) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the Corporation's name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING OFFICERS AND RESOLUTIONS. The officer named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite his or her respective name. This Resolution now stands of record on the books of the Corporation, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

NO CORPORATE SEAL. The Corporation has no corporate seal, and therefore, no seal is affixed to this Resolution.

CONTINUING VALIDITY. Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolu6tion are hereby ratified and approved. This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender's address shown above (or such addresses as Lender may designate from time to time). Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signature set opposite the name listed above is his or her genuine signature.

I have read all the provisions in this Resolution, and I personally and on behalf of the Corporation certify that all statements and representations made this Resolution are true and correct. This
Corporate Resolution to Borrow / Grant Collateral is dated_________________.



        Exhibit 10.7 - Pg. 14



          CORPORATE RESOLUTION TO BORROW / GRANT COLLETERAL
Loan No: 0000250498        (Continued)                          Page 2
______________________________________________________________________


                                  CERTIFIED TO AND ATTESTED BY:

                                  /S/______Mendo Akdag________________
                                     MENDO AKDAG, CEO



        Exhibit 10.7 - Pg. 15


                 DISBURSEMENT REQUEST AND AUTHORIZATION

---------------------------------------------------------------------------------------------------
Principal        Loan Date     Maturity      Loan No.    Call/Coll    Account    Officer   Initials
$205,327.00     03-12-2002     03-13-2005   0000250498   0001/590   0955232160      LH4
---------------------------------------------------------------------------------------------------
          References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.  Any item containing "***" has been omitted due to text length limitations.
---------------------------------------------------------------------------------------------------

Borrower:  PET MED EXPRESS, IN.          Lender: SouthTrust Bank
           (SSN:65-0680967)                      West Palm Beach
           1441 SW 29th Ave.                     (Comm Loans - Ft. Lauderdale)
           POMPANO BEACH, FL 33069               225 N. Federal Highway
                                                 (8th Floor)
                                                 Pompano Beach, FL 33062
                                                 (561) 712-1001

==============================================================================


LOAN TYPE: This is a Variable Rate Nondisclosable Loan to a
Corporation for $205,327.00 due on March 13, 2005. The reference rate ("base rate". The term "base rate" means the rate of interest designated by the Lender periodically as its Base Rate, currently
4.750%) is added to the margin of 1.000%, resulting in an initial rate of 5.750.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):

    [ ]  _______ Personal, Family or Household Purposes or Personal
                 Investment

    [X]  _______ Business (Including Real Estate Investment).


SPECIFIC PURPOSE.  The specific purpose of this loan is: CAP
EXPENDITURES - PURCHASE EQUIPMENT.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $205,326.00 as follows:

      Amount paid to Borrower directly:        	$202,530.10
        $202.530.10 Lender's Check #

      Other Charges Financed:                     $2,796.90
        $2,050.00 LOAN FEE
        $28.00 UCC FILING FEE
        $718.90 DOC STAMP FEE (FLA ONLY)
                                                ___________

      Note Principal:                           $205,327.00

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's Checking account numbered 50390015, ABA numbered the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason, Borrower or Lender may voluntarily terminate Automatic Payments.

FINAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN THE BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED MARCH 12, 2002.

BORROWER:


PET MED EXPRESS, INC.

By:/S/____Mendo Akdag____________________
MENDO AKDAG, CEO of PET MED EXPRESS, INC.



        Exhibit 10.7 - Pg. 16